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                                                                     Exhibit 5.1


                        CONSENT OF INDEPENDENT AUDITORS



The Sponsor, Trustee and Unit Holders of Equity Focus Trusts - Sector Series, Emerging Sector Portfolios: Broadband Technologies 2001A and Wireless Technologies 2001A.


We consent to the use of our report dated January 8, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                                 /s/  KPMG LLP



New York, New York
January 8, 2001